Exhibit 10.1
FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of June 29, 2026, is between ENERGY VAULT HOLDINGS, INC., a company incorporated under the laws of the State of Delaware, with principal executive offices located at 4165 East Thousand Oaks Blvd., Suite 100, Westlake Village, CA, 91362 (the “Company”), and YA II PN, LTD., in its capacity as a “Buyer” under the Original SPA referred to below (the “Buyer”).
WITNESSETH
WHEREAS, the Company and the Buyer are parties to that certain Securities Purchase Agreement, dated as of May 18, 2026 (the “Original SPA”; and the Original SPA, as amended by this Amendment, the “SPA”); capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the SPA), with respect to the issuance of the AR Convertible Debenture, issued on May 18, 2026 in the original principal amount of $42,000,000, with Number NRGV-AR1 (the “Initial AR Convertible Debenture”);
WHEREAS, the Original SPA capped the aggregate principal amount of Convertible Debentures issued thereunder to $75,000,000 pursuant to Section 1(a) thereof;
WHEREAS, pursuant to Section 12 of the Original SPA, and subject to the terms and conditions set forth in this Amendment, the Company and the Buyer desire to amend the Original SPA to, among other things, permit the Company to issue and sell to the Buyer identified on the amended Schedule I attached hereto as Exhibit C, $38,000,000 of additional principal (the “Additional Principal Amount”), which shall be memorialized by an Amended and Restated AR Convertible Debenture in the form attached hereto as Exhibit A (the “Amended and Restated AR Convertible Debenture”); and
WHEREAS, contemporaneously with the execution and delivery of this Amendment, the Company is delivering an updated Irrevocable Transfer Agent Instructions (the “Updated Irrevocable Transfer Agent Instructions”) to its transfer agent in the form attached hereto as Exhibit B.
AGREEMENTS
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:
1.Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

2.Acknowledgments and Amendments to SPA and Convertible Debentures.

(a)The Company and the Buyer each consent the purchase by the Buyer from the Company of the Additional Principal Amount pursuant to the Amended and Restated AR Convertible Debenture to be issued on the Effective Date (as defined below), which such Amended and Restated AR Convertible Debenture shall include all outstanding principal under the Initial AR Convertible Debenture (and accrued and unpaid interest thereon). The purchase price for such Additional Principal Amount shall be equal to 95% thereof (or $36,100,000). Following the issuance of the Amended and Restated AR Convertible Debenture any additional Convertible Debenture that may be issued under the SPA is subject to the mutual agreement between the Company and the Buyer. The Amended and Restated AR Convertible Debenture is, for all purposes under the SPA and the other Transaction Documents a Convertible Debenture and a Security.

(b)The Company acknowledges and agrees that, with respect to up to $42,000,000 of principal amount of the Initial AR Convertible Debenture issued and sold to the Buyer on May 18, 2026 (plus accrued and unpaid interest thereon, the “Initial Purchase Amount”), upon conversions of any portion of the Initial Purchase Amount into Common Shares in accordance with the Amended and Restated AR Convertible Debenture, the Buyer shall be entitled to tack its holding period for such Common Shares received upon conversion back to the date on which the Buyer paid the purchase price for the applicable portion of such Initial Purchase Amount for purposes of Rule 144.

(c)In connection with the bring-down of any representations and warranties in connection with this Amendment (including, for the avoidance of doubt, under Sections 3(i) and 5(c) of this Amendment), (i) the Disclosure Schedules shall refer to those Disclosure Schedules attached hereto as Exhibit F and shall be deemed a part hereof and qualify any representation or warranty otherwise made herein to the extent of such disclosure and (ii) SEC Documents shall refer to those that are available on the SEC’s website through the EDGAR system at least one (1) Business Day prior to the date of this Amendment (unless the context provides otherwise).

(d)Section 1(a) of the Original SPA is hereby amended by replacing the reference to “$75,000,000” with a reference to “$150,000,000”.

(e)Section 3(b) of the Original SPA is hereby amended by amending and restating the term “Security Documents” in its entirety as follows:
(b)    “Security Documents” means, collectively, (i) a guaranty and security agreement, in form, scope and substance reasonably satisfactory to the

Buyer(s) (a “GSA”) executed by the Company and each Guarantor, (ii) each other agreement, instrument or document entered into by the Company or any Guarantor to grant a security interest in the assets and properties (including all such agreements, instruments and documents entered into in jurisdictions other than the United States of America) of the Company or such Guarantor in favor of the Buyer(s) as herein provided, (iii) all filings (whether foreign or otherwise) made in connection with any of the foregoing to perfect such interests, and (iv) any other document pursuant to which a security interest or pledge (whether foreign or otherwise) is made in favor of the Buyer(s) to secure the obligations arising under the Transaction Documents; in each case, as amended, restated, supplemented, or otherwise modified from time to time.
(f)Section 3(o)(i) of the Original SPA is hereby amended and restated in its entirety as follows:

(i)    Authorized and Outstanding Capital Stock. As of May 18, 2026, the authorized capital stock of the Company consists of (A) 500,000,000 shares of common stock, of which, 178,221,198 are issued and outstanding and (B) 5,000,000 shares of preferred stock, none of which are issued and outstanding. As of the date hereof, the Company has reserved 121,845,343 Common Shares for issuance to parties or Persons other than the Buyers. As of June 29, 2026, the authorized capital stock of the Company consists of (A) 500,000,000 shares of common stock, of which, 179,940,017 are issued and outstanding and (B) 5,000,000 shares of preferred stock, none of which are issued and outstanding. As of June 29, 2026, the Company has reserved 131,888,579 Common Shares for issuance to parties or Persons other than the Buyers.

(g)Section 4(e) of the Original SPA is hereby amended and restated in its entirety as follows:
(e)     Upfront Payment and Fees. Prior to the date hereof, Company has made to YA II PN, Ltd., as the lead Buyer (“Yorkville”), an unallocated upfront payment of $125,000. Upon the presentment of customary invoices, the Company shall reimburse Yorkville for fees actually incurred by its outside legal counsel (including local counsel for foreign law matter related documentation) in connection with the negotiation, execution, and delivery of the Transaction Documents in an amount not to exceed $400,000 in the aggregate and the transactions contemplated thereby.
(h)Schedule I of the Original SPA (Schedule of Buyers) is hereby amended and restated in its entirety as set forth on Exhibit C to this Amendment.

(i)Schedule II of the Original SPA (Post-Closing Obligations) is hereby amended and restated in its entirety as set forth on Exhibit D to this Amendment.

(j)Exhibit D of the Original SPA (Form of Borrowing Base Certificate) is hereby amended and restated to read in its entirety as set forth on Exhibit E to this Amendment.
3.Conditions Precedent to Effectiveness of this Amendment. The acknowledgments and amendments contained in Section 2 above are, notwithstanding Section 7 of the SPA, subject to, and contingent upon, each of the following conditions to the satisfaction of the Buyer (the date that each of the following conditions are satisfied, the “Effective Date”):

(a)The Buyer shall have received a duly executed counterpart of this Amendment signed by the Company and acknowledged by Energy Vault, Inc. (“Energy Vault”).

(b)The Buyer shall have received a duly executed Amended and Restated AR Convertible Debenture in the form attached hereto as Exhibit A.

(c)The Buyer shall have received a duly executed Updated Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(d)Buyer shall have received the opinion of counsel to the Company and the Guarantor, dated as of the Effective Date, in the form reasonably acceptable to Buyer.

(e)The Company shall have delivered to Buyer a customary officer’s certificate, duly executed by an authorized officer of the Company and Energy Vault, certifying and attaching copies of the certified charter, as well as any shareholder or operating agreements, of the Company and Energy Vault, resolutions of the board of directors (or such other applicable governing body) of the Company and Energy Vault approving the transactions under this Amendment and the other Transaction Documents (and said approvals shall not have been amended, rescinded or materially modified in any manner and shall be in full force and effect as of the Effective Date) and incumbency.

(f)The Company shall have delivered to Buyer a certificate evidencing the incorporation and good standing of the Company and Energy Vault as of a date within ten (10) days of the Effective Date.

(g)Buyer shall have received (A) all customary UCC, tax, pending litigation, judgment, bankruptcy and other diligence searches (and the foreign equivalent thereof for Company and any foreign Subsidiary), in each case, reasonably requested by such Buyer and (B)

payoff letters and UCC-3 Amendment (termination statements)(or the foreign equivalent) requested by Buyer for debt or liens not permitted pursuant to the terms of the Transaction Documents.

(h)Buyer shall be satisfied that the Buyer has a perfected, first priority security interest and Lien in the Collateral (subject to the post-closing obligations set forth on Schedule II attached to the SPA (after giving effect to this Amendment)).

(i)Each and every representation and warranty of the Company and each Guarantor shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of each Effective Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company and such Guarantor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company or such Guarantor at or prior to the Effective Date.

(j)The Common Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Effective Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Effective Date, either (I) in writing by the SEC or the Principal Market or (II) by receiving a notification from the Principal Market of falling below the minimum maintenance requirements of the Principal Market that is not subject to a cure period.

(k)No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(l)Since the date of the Company’s most recent Form 10-K filing (without amendment) being filed with the SEC in accordance with the rules and regulations of the SEC, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect or an Event of Default (as defined in the Convertible Debentures).

(m)Buyer shall have received a Closing Statement.

(n)(i) From and after May 18, 2026 to the Effective Date, trading in the Common Shares shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and (ii) at any time from May 18, 2026 to the Effective Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Buyer, makes it impracticable or inadvisable to purchase the Securities on the Effective Date.

(o)The board of directors of the Company and each Guarantor has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or materially modified and remains in full force and effect as of the Effective Date, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company and each such Guarantor shall have been provided to the Buyer.

(p)The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Amendment as such Buyer or its counsel may reasonably request.

(q)No default or Event of Default under the Transaction Documents shall have occurred and be continuing immediately prior to or immediately following the purchase and sale of the Amended and Restated AR Convertible Debenture; and there are no facts or circumstances that with the giving of time or notice, if such facts or circumstances continue uncured, could give rise to a default or Event of Default under the Transaction Documents.

(r)The Company shall have paid to the Buyer the Structuring Fee (referred to in Section 4 below) in immediately available funds.

(s)The Company shall have paid to the Buyer all reasonable and documented out-of-pocket costs and expenses of the Buyer as set forth in Section 4 below and Section 4(e) of the SPA.

(t)The Company shall have delivered to the Buyer a compliance certificate executed by an executive officer of the Company certifying that Company has complied with all of the conditions precedent set forth herein and which may be relied upon by the Buyer as evidence of satisfaction of such conditions without any obligation to independently verify.

4.Structuring Fee; Other Fees. Without limiting the obligation of the Company to reimburse the Buyer for reasonable and documented out-of-pocket costs and expenses incurred by the Buyer as specified in the SPA, the Company shall pay to the Buyer a non-refundable structuring fee in the amount of $1,250,000 (the “Structuring Fee”), which Structuring Fee shall be deemed fully earned as of the Effective Date. In addition, subject to Section 4(e) of the SPA (as amended hereby), the Company agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Buyer in connection with the preparation, execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable and documented attorneys’ fees as presented by the Buyer to the Company. It is acknowledged and agreed by the Company that any documentation related to the fees and expenses of counsel shall be limited to a customary one-page invoice identifying only such fees and expenses in aggregate.

5.Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Buyer that on and as of the date hereof and after giving effect to this Amendment:

(a)(i) the Company has the requisite corporate power and authority to enter and perform its obligations under this Amendment, the SPA (as amended hereby), the Amended and Restated AR Convertible Debenture and the other Transaction Documents; (ii) each of this Amendment, the Amended and Restated AR Convertible Debenture and the other Transaction Documents has been duly executed and delivered by the Company; and (iii) this Amendment, the Amended and Restated AR Convertible Debenture, the SPA (as amended hereby) and the other Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms as of the date hereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditor’s rights and remedies;

(b)The issuance of the Amended and Restated AR Convertible Debenture by the Company, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Amended and Restated AR Convertible Debenture have been duly authorized by the Company’s board of directors;

(c)The Company’s representations and warranties set forth in the SPA and in the other Transaction Documents are true, correct and complete in all material respects (other than representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date);

(d)no default or Event of Default under the Transaction Documents has occurred and is continuing or will occur following the execution of this Amendment;

(e)all liabilities and obligations of the Company under the SPA and the Company and the other Guarantors and Grantors under the other Transaction Documents are valid and enforceable and are not impaired or limited by the execution or effectiveness of this Amendment or the other Transaction Documents. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens. The rights in the Collateral in favor of the Buyers securing payment of the Obligations (as defined in the GSA) pursuant to the Transaction Documents are hereby ratified and confirmed by the Company in all respects; and

(f)The Company acknowledges that the Buyer is specifically relying upon the representations, warranties, and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to the Buyer in entering into this Amendment and the other Transaction Documents.

6.Affirmation of Obligations and Collateral Matters. Each of the Company and Energy Vault hereby affirms and confirms their respective obligations under the GSA as a Guarantor and a Grantor. Energy Vault hereby, jointly and severally with the other Guarantors under the GSA, absolutely, unconditionally, and irrevocably guarantees, as primary obligor and not merely as surety, the Debenture Obligations (which includes the obligations under the Amended and Restated AR Convertible Debenture). Each of the Company and Energy Vault, as collateral security for the payment and performance in full of all the Secured Obligations (including, for the avoidance of doubt the obligations under the Amended and Restated AR Convertible Debenture), hereby affirms and confirms its prior pledge to the Secured Parties (as defined in the GSA) and hereby pledges to the Secured Parties, and grants to the Secured Parties a Lien on and security interest in and to, all of its right, title and interest in, to and under the Pledged Collateral (as defined in the GSA) owned by it, wherever located, and whether now existing or hereafter arising or acquired from time to time.

7.Reference to SPA and Transaction Documents; No Waiver.

(a)References. Upon the effectiveness of this Amendment, each reference in the SPA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the SPA, as amended hereby. The term “Transaction Documents” as defined in Section 3(b) of the SPA shall include (in addition to the Transaction Documents described in the SPA) this Amendment and any other agreements, instruments or other documents executed in connection herewith.

(b)No Waiver. The Buyer’s failure, at any time or times hereafter, to require strict performance by the Company of any provision or term of the SPA, this Amendment, or the other Transaction Documents shall not waive, affect or diminish any right of the Buyer hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Buyer of a breach of this Amendment or any Event of Default under the SPA shall not, except as expressly set forth in a writing signed by the Buyer, suspend, waive or affect any breach of this Amendment or any Event of Default under the SPA, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants, and representations of the Company contained in this Amendment, shall be deemed to have been suspended or waived by the Buyer unless such suspension or waiver is (i) in writing and signed by the Buyer and (ii) delivered to the Company. In no event shall the Buyer’s execution and delivery of this Amendment establish a course of dealing among the Buyer, the Company, or any other obligor, or in any other way obligate the Buyer to hereafter provide any consents, amendments, or waivers with respect to the SPA or other Transaction Documents. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any waiver, amendment or modification of any other term or condition of the SPA or of any of the Transaction Documents (except as expressly provided herein); or (y) to prejudice any right or remedy which the Buyer may now have under or in connection with the SPA or any of the Transaction Documents. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against the Buyer, whether under any rule of construction or otherwise.

(c)Full Force and Effect. Except as expressly provided herein, the SPA and all other Transaction Documents shall remain in full force and effect against the Company and are hereby ratified and confirmed by the Company. This Amendment shall not be construed as a waiver or amendment of any other provision of the SPA or for any purpose except as expressly set forth herein. Notwithstanding the foregoing, in the event of a conflict between the provisions of this Amendment and the SPA, the terms of this Amendment shall supersede such provisions and shall control.

8.Severability; Amendments. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this

Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment. This Amendment may be amended or modified only by mutual agreement of the parties evidenced in writing and signed by the party to be charged therewith.

9.Incorporation by Reference. Sections 9(a) (Governing Law), 9(b) (Jurisdiction; Venue; Service), 9(c) (Waiver of Jury Trial), 9(d) (Counterparts), 9(e) (Headings; Gender), 9(f) (Entire Agreement, Amendments), 9(g) (Notices), 9(h) (Successors and Assigns), 9(j) (No Strict Construction) of the SPA are incorporated herein, mutatis mutandis, as if fully set forth herein with references to this “Agreement” to be understood to refer to the SPA, as amended by this Amendment.

[Signatures appear on following pages]

IN WITNESS WHEREOF, the Company and the Buyer have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:
ENERGY VAULT HOLDINGS, INC.

By:/s/ Michael Beer
Name: Michael Beer
Title: Chief Financial Officer

IN WITNESS WHEREOF, the Company and the Buyer have caused their respective signature page to this Amendment to be duly executed as of the date first written above.
BUYER:
YA II PN, LTD.
By:    Yorkville Advisors Global, LP
Its:    Investment Manager
By:    Yorkville Advisors Global II, LLC
Its:    General Partner
By:/s/ Matt Beckman
Name:    Matt Beckman
Title:    Member

GUARANTOR ACKNOWLEDGMENT
    The undersigned hereby acknowledges receiving a copy of the First Amendment to Securities Purchase Agreement to which this Guarantor Acknowledgement is attached, has reviewed such First Amendment, and understands and agrees to the terms thereof. The undersigned acknowledges and agrees that the undersigned has had the opportunity to review such First Amendment with counsel. The undersigned acknowledges and confirms its obligations under such First Amendment, including without limitation, Sections 7 and 9 thereof. The undesigned hereby represents and warrants that it has the requisite corporate power and authority to enter and perform its obligations under this Guarantor Acknowledgment and the other Transaction Documents; (ii) each of this Guarantor Acknowledgment and the other Transaction Documents has been duly executed and delivered by the undersigned; and (iii) this Guarantor Acknowledgment and the other Transaction Documents constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its respective terms as of the date hereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditor’s rights and remedies.

ENERGY VAULT, INC.

By: /s/ Michael Beer
Name: Michael Beer
Title: Chief Financial Officer

EXHIBIT A
FORM OF AMENDED AND RESTATED AR CONVERTIBLE DEBENTURE

EXHIBIT B

FORM OF UPDATED IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

EXHIBIT C
UPDATED SCHEDULE OF BUYERS

EXHIBIT D
UPDATED SCHEDULE OF POST-CLOSING OBLIGATIONS

EXHIBIT E
UPDATED BORROWING BASE CERTIFICATE

EXHIBIT F
DISCLOSURE SCHEDULES